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                                                                   Exhibit 4.7

                                            CROSS-REFERENCE TABLE

 TRUST INDENTURE ACT                                                       DECLARATION OF TRUST
      SECTION                                                                    SECTION
--------------------------------------------------------------------------------------------------
     Section 310        (a)(1)  ......................................... 5.3
                        (a)(2)  ......................................... 5.3
                        (a)(3)  ......................................... 5.1
                        (a)(4)  ......................................... Not Applicable
                        (a)(5)  ......................................... 5.3(a)
                           (b)  ......................................... 5.3(c)
                           (c)  ......................................... Not Applicable
     Section 311           (a)  ......................................... 2.2(b)
                           (b)  ......................................... 2.2(b)
                           (c)  ......................................... Not Applicable
     Section 312           (a)  ......................................... 2.2(a)
                           (b)  ......................................... 2.2(b)
                           (c)  ......................................... Not Applicable
     Section 313           (a)  ......................................... 2.3
                           (b)  ......................................... 2.3
                           (c)  ......................................... 2.3, 15.1
                           (d)  ......................................... 2.3
     Section 314           (a)  ......................................... 2.4, 3.6(k)
                           (b)  ......................................... Not Applicable
                        (c)(1)  ......................................... 2.5
                        (c)(2)  ......................................... 2.5
                        (c)(3)  ......................................... 2.5
                           (d)  ......................................... Not Applicable
                           (e)  ......................................... 2.5
                           (f)  ......................................... Not Applicable
     Section 315           (a)  ......................................... 3.9, 3.10(a)
                           (b)  ......................................... 2.7, 15.1
                           (c)  ......................................... 3.9(a)
                           (d)  ......................................... 3.9(b)
                           (e)  ......................................... Not Applicable
     Section 316           (a)  ......................................... 7.8
                     (a)(1)(A)  ......................................... 2.6(c)
                     (a)(1)(B)  ......................................... 2.6(b), 2.6(c), 2.6(d)
                        (a)(2)  ......................................... Not Applicable
                           (b)  ......................................... 12.1(c)
                           (c)  ......................................... 3.6(e)
     Section 317        (a)(1)  ......................................... 3.8(h)
                        (a)(2)  ......................................... 3.8(h)
                           (b)  ......................................... 3.8(i), 7.5
     Section           318 (a)  ......................................... 2.1(b)